                                                                    EXHIBIT 99.1

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                                                 Q3 '04 versus Q3 '03
                                          THIRD QUARTER 2004                         % Growth
                                                                                                             Q3 '04
                                 # of         Date    Q3 '04  Q3 '04  Year Ago   Rental  Rental      NOI      % NOI          %
                                Apts.        Acqu.  Rent/Mo.  Occup.    Occup.    Rates   Revs.   w/ G&A     w/ G&A     #Units
                                -----        -----  --------  ------    ------    -----   -----   ------     ------     ------

Baltimore Region
  Bonnie Ridge                    966     7/1/1999      $991   89.5%     91.3%     0.4%   -1.6%   -11.4%
  Brittany Place                  591    8/22/2002    $1,043   93.7%     94.8%     6.1%    4.9%    -0.2%
  Canterbury Apartments           618    7/16/1999      $820   92.0%     94.2%     6.3%    3.7%     7.2%
  Country Village                 344    4/30/1998      $784   95.6%     95.5%     4.3%    4.5%    -0.4%
  Falcon Crest                    396    7/16/1999      $863   92.1%     93.3%     5.1%    3.8%     1.1%
  Fenland Field                   234     8/1/2001    $1,010   92.2%     92.8%     4.0%    3.4%    -8.6%
  Gateway Village                 132    7/16/1999    $1,118   93.7%     89.8%     4.8%    9.4%    18.5%
  Mill Towne Village Apts         384    5/31/2001      $769   94.5%     90.9%     5.0%    9.1%    13.0%
  Morningside Heights           1,050    4/30/1998      $784   93.0%     91.6%     2.8%    4.4%     6.6%
  Owings Run                      504    7/16/1999      $973   92.1%     89.7%     1.2%    3.9%     5.0%
  Selford Townhomes               102    7/16/1999    $1,145   91.9%     93.1%     5.4%    4.1%    -3.0%
  Shakespeare Park                 84    7/16/1999      $807   93.1%     98.9%    42.7%   34.3%    65.2%
  Timbercroft Townhomes           284    7/16/1999      $737  100.0%     98.8%     5.7%    8.3%    16.4%
  Village Square Townhomes        370    7/16/1999      $991   95.2%     94.9%     5.8%    6.1%     6.6%
  Woodholme Manor                 176    3/31/2001      $706   94.9%     92.3%     7.5%   10.5%    19.7%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Baltimore Region       6,235                   $893   92.9%     92.8%     4.1%    4.3%     2.5%      15.0%      14.6%

Boston Region:
  Gardencrest                     696    6/28/2002    $1,314   92.0%     94.9%     8.2%    4.9%     2.2%
  Stone Ends                      280    2/12/2003    $1,190   93.8%     93.6%     1.7%    1.9%    -7.7%
  The Village at Marshfield       276    3/17/2004    $1,059   96.1%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Boston Region         1,252                 $1,230   93.2%     94.5%     6.4%    4.1%    -0.8%       4.1%       2.9%

Buffalo, NY Region:
  Emerson Square                   96   10/15/1997      $669   97.1%     98.6%     3.4%    1.8%    -1.1%
  Idylwood                        720     1/1/1995      $668   93.6%     93.3%     4.3%    4.7%     4.3%
  Paradise Lane                   324   10/15/1997      $696   93.5%     94.8%     2.2%    0.7%    -0.7%
  Raintree Island                 504     8/4/1994      $728   93.6%     94.2%     3.3%    2.7%   -12.8%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Buffalo Region        1,644                   $692   93.8%     94.2%     3.5%    3.1%    -2.4%       2.2%       3.8%

Connecticut Region
  Apple Hill                      498    3/27/1998    $1,043   93.3%     94.3%     0.8%   -0.3%    -1.2%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Connecticut Region       498                 $1,043   93.3%     94.3%     0.8%   -0.3%    -1.2%       1.3%       1.2%

Delaware Region
  Home Properties of Newark       432    7/16/1999      $792   92.9%     92.2%     6.6%    7.4%    18.7%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Delaware Region          432                   $792   92.9%     92.2%     6.6%    7.4%    18.7%       0.9%       1.0%

Detroit, Michigan Region
  Canterbury Square               336   10/29/1997      $752   92.8%     92.2%    -0.1%    0.6%    10.5%
  Carriage Hill - MI              168    9/29/1998      $779   95.5%     93.1%    -1.2%    1.4%     6.5%
  Carriage Park                   256    9/29/1998      $738   93.7%     93.8%     0.3%    0.1%    14.5%
  Charter Square                  492   10/29/1997      $857   93.2%     93.2%     0.3%    0.3%     4.9%
  Cherry Hill Club                165     7/7/1998      $643   89.0%     89.0%    -6.1%   -6.1%   -10.2%
  Cherry Hill Village             224    9/29/1998      $704   95.7%     92.2%    -0.1%    3.7%     8.3%
  Deerfield Woods                 144    3/22/2000      $804   90.1%     93.7%    -1.2%   -4.9%    -3.7%
  Fordham Green                   146   10/29/1997      $891   91.8%     89.5%     0.3%    2.9%     5.2%
  Golfview Manor                   44   10/29/1997      $599   91.0%     89.0%     1.9%    4.2%    47.4%
  Greentrees                      288   10/29/1997      $656   82.7%     88.1%    -1.1%   -7.1%    -4.9%
  Hampton Court                   182    9/30/2000      $670   82.3%     86.3%    -0.9%   -5.5%   -13.0%
  Kingsley                        328   10/29/1997      $673   92.1%     92.2%    -0.7%   -0.8%     9.3%
  Macomb Manor                    217    3/22/2000      $699   90.9%     94.6%     1.4%   -2.6%    -3.6%
  Oak Park Manor                  298   10/29/1997      $842   88.7%     90.5%     1.6%   -0.4%     0.9%
  Parkview Gardens                484   10/29/1997      $647   82.7%     85.0%     0.3%   -2.3%     1.6%
  Scotsdale                       376   11/26/1997      $671   91.9%     91.4%    -3.2%   -2.7%    -0.5%
  Southpointe Square              224   10/29/1997      $644   91.1%     90.8%    -1.2%   -0.9%    32.6%
  Springwells Park                303     4/8/1999      $989   87.1%     90.3%     1.4%   -2.2%    -0.9%
  Stephenson House                128   10/29/1997      $668   96.4%     89.7%    -0.2%    7.3%    48.9%
  The Lakes                       434    11/5/1999      $869   88.9%     90.1%    -2.4%   -3.6%    -2.5%
  Woodland Gardens                337   10/29/1997      $737   91.2%     95.7%     1.2%   -3.5%     0.9%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Detroit Region         5,574                   $751   90.1%     91.1%    -0.4%   -1.5%     3.7%       8.9%      13.0%

Florida Region
 The Hamptons                     668     7/7/2004      $857   90.7%       n/a      n/a     n/a      n/a
 Vinings at Hampton Village       168     7/7/2004      $915   92.3%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Florida Region           836                   $913   92.3%       n/a      n/a     n/a      n/a       1.6%       2.0%

Hudson Valley Region
  Carriage Hill                   140    7/17/1996    $1,224   94.6%     96.1%     4.6%    2.9%     2.9%
  Cornwall Park                    75    7/17/1996    $1,609   94.5%     97.1%    -1.3%   -3.9%    -8.1%
  Lakeshore Villas                152    7/17/1996    $1,032   92.1%     95.7%     6.0%    2.1%     5.4%
  Patricia                        100     7/7/1998    $1,308   93.6%     96.3%     6.6%    3.7%    -7.8%
  Sherwood Consolidation          224   10/11/2002    $1,011   96.9%     97.2%    12.8%   12.4%    22.4%
  Sunset Gardens                  217    7/17/1996      $891   95.8%     96.9%     5.7%    4.4%    14.9%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Hudson Valley Region    908                 $1,101   94.8%     96.6%     6.3%    4.3%     5.8%       2.5%       2.1%

Illinois Region
  Blackhawk                       371   10/20/2000      $851   90.9%     92.0%     1.1%   -0.1%     0.1%
  Courtyards Village              224    8/29/2001      $762   94.4%     95.4%    -1.0%   -2.1%    -3.3%
  Cypress Place                   192   12/27/2000      $884   95.1%     93.8%    -0.8%    0.6%     4.7%
  The Colony                      783     9/1/1999      $829   95.0%     93.7%     0.1%    1.4%    -2.0%
  The New Colonies                672    6/23/1998      $677   92.8%     89.5%    -5.0%   -1.4%     2.6%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Illinois Region        2,242                   $785   93.7%     92.5%    -1.3%    0.0%     0.1%       3.8%       5.2%

Long Island, NY Region
  Bayview / Colonial              160    11/1/2000    $1,113   96.4%     92.0%     4.3%    9.2%    12.3%
  Cambridge Village                82     3/1/2002    $1,365   97.3%     98.7%     9.7%    8.1%    13.9%
  Coventry Village                 94    7/31/1998    $1,307   91.4%     96.3%     3.9%   -1.4%    -4.6%
  Devonshire Hills                297    7/16/2001    $1,660   94.4%     92.1%    -1.9%    0.5%    -7.4%
  East Winds                       96    11/1/2000    $1,092   93.9%     95.6%     3.8%    2.0%    -5.5%
  Hawthorne Court                 434     4/4/2002    $1,278   92.9%     91.3%     5.3%    7.2%     0.5%
  Heritage Square                  80     4/4/2002    $1,352   96.9%     97.4%     9.1%    8.6%     2.1%
  Holiday Square                  143    5/31/2002      $919   98.0%     98.4%     1.6%    1.1%    -8.2%
  Lake Grove Apartments           368     2/3/1997    $1,351   93.3%     94.5%     3.1%    1.8%    -2.9%
  Maple Tree                       84    11/1/2000    $1,119   89.9%     92.6%     0.9%   -2.0%    -1.1%
  Mid- Island Estates             232     7/1/1997    $1,172   95.3%     98.4%     6.1%    2.7%    -1.4%
  Rider Terrace                    24    11/1/2000    $1,168   97.1%     97.4%     6.9%    6.6%     8.5%
  South Bay Manor                  61    9/11/2000    $1,490   96.9%     97.9%     9.0%    7.8%     9.8%
  Southern Meadows                452    6/29/2001    $1,320   93.5%     96.2%     1.3%   -1.6%    -1.2%
  Stratford Greens                359     3/1/2002    $1,356   95.2%     94.5%     2.8%    3.5%    -5.6%
  Terry Apartments                 65    11/1/2000    $1,101   87.8%     91.7%     3.6%   -0.8%    -9.7%
  Westwood Village Apts           242     3/1/2002    $1,996   94.9%     96.8%    10.3%    8.1%    -0.4%
  Woodmont Village Apts            96     3/1/2002    $1,211   93.4%     95.6%     5.1%    2.7%    -7.5%
  Yorkshire Village Apts           40     3/1/2002    $1,397   99.6%     98.7%     6.0%    7.0%     5.2%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Long Island Region    3,409                 $1,349   94.3%     94.9%     3.9%    3.3%    -2.0%      12.1%       8.0%

Maine Region
  Mill Co. Gardens                 95     7/7/1998      $717   97.4%     97.3%     5.9%    6.0%     5.5%
  Redbank Village                 500     7/7/1998      $777   92.1%     92.0%     3.4%    3.4%    -2.0%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Maine Region             595                   $767   92.9%     92.8%     3.7%    3.8%    -0.9%       1.2%       1.4%

New Jersey Region
  Chatham Hill Apartments         308    1/30/2004    $1,422   91.2%       n/a      n/a     n/a      n/a
  East Hill Gardens                33     7/7/1998    $1,343   96.8%     96.4%     6.1%    6.6%    12.8%
  Fairmount Apartments             54    1/30/2004      $749   96.1%       n/a      n/a     n/a      n/a
  Kensington Apartments            38    1/30/2004      $879   98.8%       n/a      n/a     n/a      n/a
  Lakeview                        106     7/7/1998    $1,148   96.0%     97.8%     7.2%    5.2%     2.9%
  Northwood Apartments            134    1/30/2004    $1,113   95.4%       n/a      n/a     n/a      n/a
  Oak Manor                        77     7/7/1998    $1,641   94.3%     98.8%     4.6%   -0.2%    -8.2%
  Pleasant View                 1,142     7/7/1998    $1,002   93.9%     92.8%     2.7%    4.0%     0.7%
  Pleasure Bay                    270     7/7/1998      $938   95.2%     95.2%     9.4%    9.3%    10.5%
  Regency Club                    372    9/24/2004    $1,072   97.5%       n/a      n/a     n/a      n/a
  Royal Gardens Apartments        550    5/28/1997    $1,042   93.9%     96.6%     2.7%   -0.2%    -5.5%
  Wayne Village                   275     7/7/1998    $1,157   97.5%     95.0%     6.2%    9.0%     5.5%
  Windsor Realty                   67     7/7/1998    $1,056   97.9%     96.5%     4.9%    6.5%     5.0%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total New Jersey Region     3,426                 $1,085   94.4%     94.8%     4.1%    4.1%     0.6%       8.8%       8.0%

Philadelphia Region
  Beechwood Gardens               160     7/7/1998      $811   93.3%     98.6%     7.1%    1.3%    -6.0%
  Castle Club                     158    3/15/2000      $884   92.8%     97.5%     7.0%    1.9%    -8.6%
  Cedar Glen                      110     3/3/1998      $666   91.9%     92.5%     8.4%    7.7%    29.1%
  Chesterfield                    247    9/23/1997      $867   94.8%     93.8%     3.6%    4.6%    11.8%
  Curren Terrace                  318    9/23/1997      $898   89.7%     93.9%     2.4%   -2.2%    -3.5%
  Executive House                 100    9/23/1997      $916   91.3%     96.8%     4.3%   -1.7%    -5.1%
  Glen Brook                      173    7/28/1999      $768   90.8%     94.4%     5.1%    1.1%     1.9%
  Glen Manor                      174    9/23/1997      $762   92.6%     91.9%     4.3%    5.1%     9.2%
  Golf Club                       399    3/15/2000    $1,013   92.3%     90.1%     3.9%    6.5%    15.4%
  Hill Brook Place                274    7/28/1999      $825   97.3%     96.3%     2.6%    3.6%     2.6%
  Home Properties
       of Bryn Mawr               316    3/15/2000    $1,057   90.4%     92.0%     3.3%    1.4%     1.2%
  Home Properties
       of Devon                   629    3/15/2000    $1,099   83.2%     88.6%     2.3%   -3.9%    -9.6%
  New Orleans
       Consolidation              442    7/28/1999      $784   94.2%     92.9%     2.1%    3.5%     8.2%
  Racquet Club                    467     7/7/1998      $973   94.7%     94.6%     5.7%    5.8%    11.6%
  Racquet Club South              103    5/27/1999      $850   94.2%     97.0%     5.0%    2.0%     2.8%
  Ridley Brook                    244    7/28/1999      $824   93.5%     97.8%     5.3%    0.6%     9.6%
  Sherry Lake                     298    7/23/1998    $1,112   94.3%     95.3%     3.9%    2.7%     3.6%
  The Landings                    384   11/25/1996      $987   96.3%     90.8%     3.6%    9.9%    15.7%
  Trexler Park                    249    3/15/2000    $1,076   91.6%     90.0%     7.8%    9.7%    13.8%
  Valley View                     177    9/23/1997      $780   88.7%     91.6%    -0.2%   -3.4%    -7.7%
  Village Square                  128    9/23/1997      $905   94.0%     92.5%     4.8%    6.5%    11.9%
  William Henry                   363    3/15/2000    $1,072   93.1%     89.0%     2.5%    7.2%    20.6%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Philadelphia Region   5,913                   $941   92.0%     92.6%     3.8%    3.1%     5.6%      13.8%      13.8%

Rochester, NY Region:
  1600 East Avenue                164    9/18/1997    $1,033   93.7%     89.6%    -8.2%   -3.9%     9.1%
  1600 Elmwood                    210     8/4/1994      $928   91.6%     93.6%     0.9%   -1.3%     1.8%
  Brook Hill                      192     8/4/1994      $868   92.2%     94.4%    -1.5%   -3.8%    -0.4%
  Newcastle Apartments            197     8/4/1994      $765   94.5%     93.9%    -1.6%   -1.0%     2.8%
  Perinton Manor                  224     8/4/1994      $815   93.9%     95.5%     0.8%   -1.0%    15.5%
  Riverton Knolls                 240     8/4/1994      $839   89.0%     92.0%    -0.2%   -3.4%    -1.5%
  Spanish Gardens                 220     8/4/1994      $716   87.2%     94.9%     4.7%   -3.7%    -8.8%
  The Meadows                     113     8/4/1994      $748   96.2%     93.6%     1.7%    4.5%     0.1%
  Woodgate                        120    6/30/1997      $834   91.7%     93.9%     2.4%    0.1%    -2.6%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Rochester Region      1,680                   $838   91.9%     93.4%    -0.4%   -2.0%     2.5%       3.0%       3.9%

Syracuse, NY Region:
  Fairview Heights                214     8/4/1994      $960   88.2%     90.5%     2.4%   -0.3%    -9.1%
  Harborside Manor                281    9/30/1994      $679   96.1%     96.9%     3.1%    2.3%     4.5%
  Pearl Street                     60    5/17/1995      $593   94.6%     94.4%     3.1%    3.2%   -16.1%
  Village Green
       (inclu Fairways)           448   12/19/1994      $702   93.0%     94.8%     2.5%    0.6%     0.4%
  Westminster Place               240     1/1/1996      $681   90.6%     95.2%     3.9%   -1.1%   -23.5%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Syracuse Region       1,243                   $732   92.2%     94.3%     2.9%    0.5%    -5.4%       1.8%       2.9%

Washington DC Region
  Braddock Lee                    254    3/16/1998    $1,131   96.5%     96.3%     4.1%    4.3%     5.9%
  Cider Mill                      864    9/27/2002    $1,019   94.2%     94.5%     1.7%    1.3%   -10.1%
  East Meadow                     150     8/1/2000    $1,186   97.7%     97.5%     4.6%    4.8%    15.0%
  Elmwood Terrace                 504    6/30/2000      $827   87.9%     93.9%     4.1%   -2.5%    -8.3%
  Falkland Chase                  450    9/10/2003    $1,131   90.4%       n/a      n/a     n/a      n/a
  Orleans Village                 851   11/16/2000    $1,168   91.1%     95.9%     4.5%   -0.8%    -0.8%
  Park Shirlington                294    3/16/1998    $1,131   93.9%     92.0%     0.4%    2.4%     6.3%
  Pavilion Apartments             432     7/1/1999    $1,411   91.6%     92.8%     2.1%    0.8%    -1.3%
  Seminary Hill                   296     7/1/1999    $1,166   89.4%     91.1%     4.2%    2.3%    -3.0%
  Seminary Towers                 540     7/1/1999    $1,146   94.7%     92.2%    -0.2%    2.5%     6.8%
  Tamarron Apartments             132    7/16/1999    $1,183   95.9%     96.1%     8.5%    8.2%    12.5%
  The Apts at
       Wellington Trace           240     3/2/2004    $1,172   97.2%       n/a      n/a     n/a      n/a
  The Manor - MD                  435    8/31/2001    $1,119   94.1%     95.6%     1.7%    0.1%    -1.4%
  The Manor - VA                  198    2/19/1999      $900   94.8%     92.0%    -0.3%    2.7%     3.7%
  The Sycamores                   185   12/16/2002    $1,127   95.2%     87.6%     4.7%   13.8%    46.7%
  Virginia Village                344    5/31/2001    $1,195   94.0%     95.2%     4.0%    2.7%    10.0%
  Wellington Lakes                160   10/24/2001      $774   86.5%     90.0%     0.6%   -3.2%    -7.7%
  Wellington Woods                114   10/24/2001      $832   86.8%     96.5%     5.7%   -5.0%   -24.8%
  West Springfield                244   11/18/2002    $1,222   93.4%     92.7%    -1.7%   -1.0%    -1.5%
  Woodleaf Apartments             228    3/19/2004      $961   96.1%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Washington
        DC Region               6,915                 $1,103   92.9%     93.9%     2.5%    1.4%     0.7%      19.2%      16.2%

TOTAL OWNED
     PORTFOLIO                 42,802                   $958   92.8%       n/a      n/a     n/a      n/a     100.0%     100.0%
TOTAL CORE
     PORTFOLIO                 39,586                   $951   92.8%     93.4%     2.9%    2.2%     1.9%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                                                 YTD '04  versus  YTD '03
                                          SEPTEMBER YTD                              % Growth

                                                                                                            YTD '04
                                 # of         Date   YTD '04 YTD '04  Year Ago   Rental  Rental      NOI        NOI          %
                                Apts.        Acqu.  Rent/Mo.  Occup.    Occup.    Rates   Revs.   w/ G&A      w/G&A     #Units
                                -----        -----  --------  ------    ------    -----   -----   ------      -----     ------

Baltimore Region
  Bonnie Ridge                    966     7/1/1999      $989   91.6%     90.8%     1.1%    1.9%     0.8%
  Brittany Place                  591    8/22/2002    $1,027   94.2%     95.8%     6.2%    4.5%    -0.1%
  Canterbury Apartments           618    7/16/1999      $799   93.6%     93.6%     4.7%    4.7%     7.4%
  Country Village                 344    4/30/1998      $773   94.0%     92.3%     3.6%    5.6%     5.3%
  Falcon Crest                    396    7/16/1999      $852   93.5%     93.5%     5.0%    5.0%     1.8%
  Fenland Field                   234     8/1/2001      $997   92.5%     91.9%     4.3%    5.0%     1.7%
  Gateway Village                 132    7/16/1999    $1,106   93.6%     92.7%     5.6%    6.5%    10.4%
  Mill Towne Village Apts         384    5/31/2001      $755   94.0%     86.8%     4.0%   12.6%    19.8%
  Morningside Heights           1,050    4/30/1998      $775   94.0%     89.8%     2.6%    7.4%    12.4%
  Owings Run                      504    7/16/1999      $956   92.6%     87.4%    -1.4%    4.5%     6.1%
  Selford Townhomes               102    7/16/1999    $1,127   94.0%     93.2%     6.2%    7.0%     5.9%
  Shakespeare Park                 84    7/16/1999      $695   96.4%     99.6%    18.6%   14.8%    29.0%
  Timbercroft Townhomes           284    7/16/1999      $721  100.0%     99.2%     6.0%    6.8%    10.2%
  Village Square Townhomes        370    7/16/1999      $983   95.3%     95.5%     6.7%    6.5%     8.5%
  Woodholme Manor                 176    3/31/2001      $696   94.7%     92.7%     7.7%   10.0%    16.0%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Baltimore Region       6,235                   $880   93.7%     92.0%     3.7%    5.5%     6.5%      15.6%      14.6%

Boston Region:
  Gardencrest                     696    6/28/2002    $1,285   92.9%     94.2%    10.3%    8.8%     2.9%
  Stone Ends                      280    2/12/2003    $1,178   94.6%       n/a      n/a     n/a      n/a
  The Village at Marshfield       276    3/17/2004    $1,085   93.2%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Boston Region         1,252                 $1,254   93.3%     94.2%    10.3%    8.8%     2.9%       3.9%       2.9%

Buffalo, NY Region:
  Emerson Square                   96   10/15/1997      $661   97.0%     96.5%     2.8%    3.3%     3.5%
  Idylwood                        720     1/1/1995      $661   93.8%     91.1%     2.6%    5.6%     8.3%
  Paradise Lane                   324   10/15/1997      $687   93.1%     89.4%     1.0%    5.1%     4.8%
  Raintree Island                 504     8/4/1994      $716   93.4%     88.8%     1.7%    6.9%     2.3%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Buffalo Region        1,644                   $683   93.7%     90.3%     2.0%    5.8%     5.5%       2.2%       3.8%

Connecticut Region
  Apple Hill                      498    3/27/1998    $1,033   93.3%     93.5%     0.7%    0.4%    -8.2%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Connecticut Region       498                 $1,033   93.3%     93.5%     0.7%    0.4%    -8.2%       1.3%       1.2%

Delaware Region
  Home Properties of Newark       432    7/16/1999      $778   94.0%     91.0%     6.7%   10.2%    21.0%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Delaware Region          432                   $778   94.0%     91.0%     6.7%   10.2%    21.0%       0.9%       1.0%

Detroit, Michigan Region
  Canterbury Square               336   10/29/1997      $752   95.0%     90.0%    -0.1%    5.5%    20.2%
  Carriage Hill - MI              168    9/29/1998      $775   95.2%     92.2%    -0.7%    2.6%    12.1%
  Carriage Park                   256    9/29/1998      $737   94.4%     93.1%     0.1%    1.5%    11.5%
  Charter Square                  492   10/29/1997      $849   93.2%     91.6%     0.0%    1.8%     4.6%
  Cherry Hill Club                165     7/7/1998      $647   86.8%     91.4%    -3.4%   -8.3%   -27.4%
  Cherry Hill Village             224    9/29/1998      $703   96.6%     90.8%    -0.6%    5.8%    22.4%
  Deerfield Woods                 144    3/22/2000      $812   90.9%     92.4%    -0.1%   -1.8%    -1.1%
  Fordham Green                   146   10/29/1997      $891   90.6%     92.5%     1.4%   -0.6%    -4.3%
  Golfview Manor                   44   10/29/1997      $600   90.0%     87.2%     3.0%    6.3%    31.3%
  Greentrees                      288   10/29/1997      $654   87.3%     88.0%    -1.2%   -2.0%     1.1%
  Hampton Court                   182    9/30/2000      $670   86.4%     86.2%    -0.5%   -0.3%     0.7%
  Kingsley                        328   10/29/1997      $670   93.3%     90.3%    -2.4%    0.8%     5.3%
  Macomb Manor                    217    3/22/2000      $696   93.3%     94.7%     1.4%   -0.1%    -0.6%
  Oak Park Manor                  298   10/29/1997      $839   89.1%     86.9%     0.8%    3.4%    13.9%
  Parkview Gardens                484   10/29/1997      $646   86.8%     85.4%     0.1%    1.8%    18.6%
  Scotsdale                       376   11/26/1997      $673   92.9%     91.6%    -3.6%   -2.2%    -0.8%
  Southpointe Square              224   10/29/1997      $643   91.5%     87.3%    -0.7%    4.2%    27.6%
  Springwells Park                303     4/8/1999      $975   89.9%     86.7%    -1.3%    2.3%     7.9%
  Stephenson House                128   10/29/1997      $666   94.0%     88.9%    -1.0%    4.7%    29.9%
  The Lakes                       434    11/5/1999      $866   90.2%     86.8%    -3.5%    0.3%     8.6%
  Woodland Gardens                337   10/29/1997      $730   93.9%     90.0%    -0.8%    3.4%    10.5%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Detroit Region         5,574                   $748   91.5%     89.5%    -0.9%    1.4%     8.3%       9.5%      13.0%

Florida Region
 The Hamptons                     668     7/7/2004      $857   90.7%       n/a      n/a     n/a      n/a
 Vinings at Hampton Village       168     7/7/2004      $915   92.3%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Florida Region           836                   $898   91.9%       n/a      n/a     n/a      n/a       0.5%       2.0%

Hudson Valley Region
  Carriage Hill                   140    7/17/1996    $1,204   93.8%     95.4%     5.7%    3.9%     1.5%
  Cornwall Park                    75    7/17/1996    $1,599   90.4%     92.3%    -1.4%   -3.3%    -6.0%
  Lakeshore Villas                152    7/17/1996    $1,006   92.3%     95.5%     4.9%    1.5%     6.0%
  Patricia                        100     7/7/1998    $1,298   92.6%     94.8%     7.4%    4.9%    -4.2%
  Sherwood Consolidation          224   10/11/2002      $981   96.8%     97.4%    14.3%   13.6%    24.5%
  Sunset Gardens                  217    7/17/1996      $872   95.7%     97.3%     5.7%    4.1%     9.0%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Hudson Valley Region    908                 $1,079   94.0%     95.7%     6.7%    4.8%     5.6%       2.3%       2.1%

Illinois Region
  Blackhawk                       371   10/20/2000      $850   88.7%     91.4%     1.1%   -1.9%    -8.0%
  Courtyards Village              224    8/29/2001      $757   95.7%     93.8%    -3.0%   -1.1%     4.4%
  Cypress Place                   192   12/27/2000      $880   94.3%     93.2%    -0.9%    0.2%     6.4%
  The Colony                      783     9/1/1999      $829   92.4%     92.7%    -0.3%   -0.5%    -8.6%
  The New Colonies                672    6/23/1998      $701   92.8%     89.2%    -0.7%    3.3%     3.3%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Illinois Region        2,242                   $791   92.4%     91.7%    -0.5%    0.2%    -2.9%       3.9%       5.2%

Long Island, NY Region
  Bayview / Colonial              160    11/1/2000    $1,105   96.3%     93.3%     4.6%    8.0%     9.4%
  Cambridge Village                82     3/1/2002    $1,332   97.3%     98.6%     8.6%    7.2%     5.4%
  Coventry Village                 94    7/31/1998    $1,293   94.1%     96.8%     5.0%    2.0%    -4.1%
  Devonshire Hills                297    7/16/2001    $1,660   94.5%     93.1%    -1.8%   -0.2%    -6.4%
  East Winds                       96    11/1/2000    $1,085   93.6%     93.3%     4.8%    5.0%     3.2%
  Hawthorne Court                 434     4/4/2002    $1,262   95.2%     91.3%     5.8%   10.3%     8.6%
  Heritage Square                  80     4/4/2002    $1,312   96.3%     98.3%     7.9%    5.6%     5.7%
  Holiday Square                  143    5/31/2002      $915   98.6%     98.6%     1.5%    1.5%    -5.2%
  Lake Grove Apartments           368     2/3/1997    $1,338   93.4%     95.4%     4.0%    1.8%     1.1%
  Maple Tree                       84    11/1/2000    $1,117   91.3%     94.4%     3.2%   -0.2%    -4.6%
  Mid- Island Estates             232     7/1/1997    $1,153   96.2%     97.5%     6.2%    4.8%     4.4%
  Rider Terrace                    24    11/1/2000    $1,149   97.6%     97.7%     6.7%    6.5%     4.3%
  South Bay Manor                  61    9/11/2000    $1,456   96.7%     95.7%     8.0%    9.1%     5.2%
  Southern Meadows                452    6/29/2001    $1,315   94.4%     95.8%     2.7%    1.2%    -2.2%
  Stratford Greens                359     3/1/2002    $1,345   93.9%     94.1%     3.8%    3.6%    -1.2%
  Terry Apartments                 65    11/1/2000    $1,092   91.3%     93.3%     4.7%    2.6%    -2.1%
  Westwood Village Apts           242     3/1/2002    $1,950   95.2%     96.3%     9.6%    8.5%     3.1%
  Woodmont Village Apts            96     3/1/2002    $1,195   94.7%     94.4%     5.4%    5.7%     2.8%
  Yorkshire Village Apts           40     3/1/2002    $1,377   98.8%     98.9%     6.1%    6.1%    22.7%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Long Island Region    3,409                 $1,334   94.8%     94.9%     4.4%    4.3%     0.8%      12.5%       8.0%

Maine Region
  Mill Co. Gardens                 95     7/7/1998      $705   95.3%     97.9%     6.7%    3.9%     3.0%
  Redbank Village                 500     7/7/1998      $764   92.5%     93.2%     3.5%    2.7%    -0.9%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Maine Region             595                   $755   93.0%     93.9%     4.0%    2.9%    -0.3%       1.2%       1.4%

New Jersey Region
  Chatham Hill Apartments         308    1/30/2004    $1,449   81.8%       n/a      n/a     n/a      n/a
  East Hill Gardens                33     7/7/1998    $1,324   93.5%     96.3%     5.6%    2.5%     3.3%
  Fairmount Apartments             54    1/30/2004      $768   97.0%       n/a      n/a     n/a      n/a
  Kensington Apartments            38    1/30/2004      $895   98.7%       n/a      n/a     n/a      n/a
  Lakeview                        106     7/7/1998    $1,129   95.5%     97.9%     7.3%    4.7%     1.7%
  Northwood Apartments            134    1/30/2004    $1,129   93.4%       n/a      n/a     n/a      n/a
  Oak Manor                        77     7/7/1998    $1,617   96.6%     95.6%     3.8%    4.9%     0.6%
  Pleasant View                 1,142     7/7/1998      $991   94.5%     92.8%     2.8%    4.6%     2.9%
  Pleasure Bay                    270     7/7/1998      $919   96.0%     96.9%     9.5%    8.5%     7.9%
  Regency Club                    372    9/24/2004    $1,072   97.5%       n/a      n/a     n/a      n/a
  Royal Gardens Apartments        550    5/28/1997    $1,033   93.7%     97.2%     3.2%   -0.6%    -5.7%
  Wayne Village                   275     7/7/1998    $1,137   96.3%     93.0%     5.4%    9.1%     6.8%
  Windsor Realty                   67     7/7/1998    $1,040   95.8%     96.0%     4.9%    4.7%     4.5%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total New Jersey Region     3,426                 $1,039   94.8%     94.7%     4.1%    4.3%     1.7%       8.3%       8.0%

Philadelphia Region
  Beechwood Gardens               160     7/7/1998      $793   95.4%     96.3%     6.0%    5.0%     2.3%
  Castle Club                     158    3/15/2000      $864   93.6%     97.9%     6.3%    1.6%    -6.3%
  Cedar Glen                      110     3/3/1998      $665   90.6%     89.6%     8.5%    9.6%    22.7%
  Chesterfield                    247    9/23/1997      $853   95.6%     95.4%     3.7%    3.9%     2.8%
  Curren Terrace                  318    9/23/1997      $892   90.9%     91.1%     2.3%    2.1%     1.6%
  Executive House                 100    9/23/1997      $900   93.6%     93.6%     2.8%    2.8%     3.7%
  Glen Brook                      173    7/28/1999      $757   93.4%     94.6%     4.4%    3.0%    -0.3%
  Glen Manor                      174    9/23/1997      $750   93.3%     92.4%     3.8%    4.8%     4.5%
  Golf Club                       399    3/15/2000      $999   91.5%     91.5%     3.9%    3.8%    10.5%
  Hill Brook Place                274    7/28/1999      $816   96.9%     96.8%     2.8%    2.9%    -2.3%
  Home Properties of
       Bryn Mawr                  316    3/15/2000    $1,038   93.8%     91.8%     2.6%    4.8%     4.9%
  Home Properties
       of Devon                   629    3/15/2000    $1,081   88.2%     90.2%     2.0%   -0.4%    -6.7%
  New Orleans
       Consolidation              442    7/28/1999      $781   93.9%     93.2%     2.6%    3.4%     0.4%
  Racquet Club                    467     7/7/1998      $955   95.5%     95.6%     4.7%    4.6%     2.5%
  Racquet Club South              103    5/27/1999      $838   94.0%     96.6%     4.9%    2.2%    -3.0%
  Ridley Brook                    244    7/28/1999      $810   96.1%     96.9%     4.6%    3.7%     3.3%
  Sherry Lake                     298    7/23/1998    $1,092   95.3%     94.7%     3.6%    4.2%     3.4%
  The Landings                    384   11/25/1996      $975   95.3%     93.9%     4.4%    5.9%     8.9%
  Trexler Park                    249    3/15/2000    $1,049   89.3%     88.9%     6.3%    6.9%     2.3%
  Valley View                     177    9/23/1997      $772   88.7%     90.9%     0.0%   -2.5%   -13.0%
  Village Square                  128    9/23/1997      $890   94.4%     91.8%     4.9%    7.9%     9.0%
  William Henry                   363    3/15/2000    $1,054   92.7%     87.1%     1.1%    7.6%    14.4%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Philadelphia Region   5,913                   $927   93.0%     92.7%     3.5%    3.7%     2.6%      13.4%      13.8%

Rochester, NY Region:
  1600 East Avenue                164    9/18/1997    $1,031   93.1%     73.4%   -13.2%   10.0%    33.9%
  1600 Elmwood                    210     8/4/1994      $920   92.9%     91.0%     1.2%    3.3%     2.9%
  Brook Hill                      192     8/4/1994      $864   93.9%     86.4%    -3.3%    5.1%    16.5%
  Newcastle Apartments            197     8/4/1994      $767   94.2%     94.9%    -0.3%   -1.0%    -0.6%
  Perinton Manor                  224     8/4/1994      $809   95.0%     90.7%    -0.8%    4.0%     9.1%
  Riverton Knolls                 240     8/4/1994      $833   90.9%     86.1%    -0.6%    4.9%     0.1%
  Spanish Gardens                 220     8/4/1994      $707   90.9%     89.5%     2.1%    3.7%     4.3%
  The Meadows                     113     8/4/1994      $746   96.4%     94.6%     2.8%    4.7%    -1.6%
  Woodgate                        120    6/30/1997      $827   92.8%     94.0%     2.2%    1.0%    -9.6%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Rochester Region      1,680                   $833   93.2%     88.0%    -1.7%    4.0%     6.2%       3.0%       3.9%

Syracuse, NY Region:
  Fairview Heights                214     8/4/1994      $948   88.9%     92.1%     4.7%    1.1%    -5.7%
  Harborside Manor                281    9/30/1994      $671   94.8%     94.5%     2.3%    2.6%    -9.0%
  Pearl Street                     60    5/17/1995      $585   95.8%     93.9%     2.1%    4.1%    -7.4%
  Village Green
       (inclu Fairways)           448   12/19/1994      $696   91.9%     91.3%     2.3%    3.0%     3.7%
  Westminster Place               240     1/1/1996      $671   92.9%     94.3%     2.3%    0.8%   -10.5%
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
    Total Syracuse Region       1,243                   $724   92.2%     92.8%     2.8%    2.1%    -4.1%       1.8%       2.9%

Washington DC Region
  Braddock Lee                    254    3/16/1998    $1,116   96.3%     95.9%     4.1%    4.4%     9.4%
  Cider Mill                      864    9/27/2002    $1,018   94.7%     95.1%     2.4%    1.9%    -2.8%
  East Meadow                     150     8/1/2000    $1,162   96.6%     93.0%     1.0%    4.8%    16.3%
  Elmwood Terrace                 504    6/30/2000      $819   91.5%     93.1%     4.4%    2.6%    -1.8%
  Falkland Chase                  450    9/10/2003    $1,117   93.0%       n/a      n/a     n/a      n/a
  Orleans Village                 851   11/16/2000    $1,143   93.0%     88.3%     0.2%    5.5%    12.0%
  Park Shirlington                294    3/16/1998    $1,129   93.6%     93.7%     1.0%    0.9%     0.2%
  Pavilion Apartments             432     7/1/1999    $1,395   91.1%     92.9%     1.6%   -0.4%     0.6%
  Seminary Hill                   296     7/1/1999    $1,150   92.0%     89.9%     3.5%    5.9%     9.6%
  Seminary Towers                 540     7/1/1999    $1,137   93.6%     92.8%     0.5%    1.3%     5.6%
  Tamarron Apartments             132    7/16/1999    $1,154   94.7%     95.8%     7.5%    6.2%    10.5%
  The Apts at
       Wellington Trace           240     3/2/2004    $1,176   93.8%       n/a      n/a     n/a      n/a
  The Manor - MD                  435    8/31/2001    $1,118   93.7%     96.7%     2.6%   -0.6%    -7.2%
  The Manor - VA                  198    2/19/1999      $912   92.1%     92.0%     2.2%    2.3%     3.6%
  The Sycamores                   185   12/16/2002    $1,120   95.1%     89.9%     2.8%    8.6%    24.2%
  Virginia Village                344    5/31/2001    $1,182   95.1%     94.1%     3.7%    4.8%    12.8%
  Wellington Lakes                160   10/24/2001      $770   87.3%     86.5%     2.0%    3.0%   -23.7%
  Wellington Woods                114   10/24/2001      $820   88.0%     91.6%     6.2%    2.1%   -28.3%
  West Springfield                244   11/18/2002    $1,211   93.9%     87.9%    -1.9%    4.7%    13.7%
  Woodleaf Apartments             228    3/19/2004      $981   93.5%       n/a      n/a     n/a      n/a
                                -----                 ------   ----      ----      ---     ---      ---       ----       ----
   Total Washington DC
        Region                  6,915                 $1,095   93.3%     92.4%     2.0%    3.0%     4.2%      19.7%      16.2%

TOTAL OWNED
     PORTFOLIO                 42,802                   $949   93.2%       n/a      n/a     n/a      n/a     100.0%     100.0%
TOTAL CORE
     PORTFOLIO                 39,586                   $941   93.4%     92.4%     2.6%    3.7%     2.2%

September 30, 2004 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

                                                       3rd Qtr      2nd Qtr
Region                                   % Units          2004         2004    Variance
------                                   -------          ----         ----    --------

New Jersey, Long Island, Hudson Valley     17.3%         94.5%        95.1%       -0.6%
Baltimore                                  15.8%         92.9%        94.2%       -1.3%
Washington                                 15.1%         92.8%        94.1%       -1.3%
Philadelphia                               14.9%         92.0%        93.4%       -1.4%
Detroit                                    14.1%         90.1%        92.1%       -2.0%
Upstate, NY                                11.5%         92.7%        92.9%       -0.2%
Chicago                                     5.7%         93.7%        91.9%        1.8%
Misc.                                       5.6%         92.7%        93.9%       -1.2%
                                          -----           ---          ---         ---
Total                                     100.0%         92.8%        93.8%       -1.0%
                                          =====           ===          ===         ===

                                                       3rd Qtr      3rd Qtr
Region                                   % Units          2004         2003    Variance
------                                   -------          ----         ----    --------
New Jersey, Long Island, Hudson Valley     17.3%         94.5%        95.1%       -0.6%
Baltimore                                  15.8%         92.9%        92.8%        0.1%
Washington                                 15.1%         92.8%        93.9%       -1.1%
Philadelphia                               14.9%         92.0%        92.6%       -0.6%
Detroit                                    14.1%         90.1%        91.1%       -1.0%
Upstate, NY                                11.5%         92.7%        93.9%       -1.2%
Chicago                                     5.7%         93.7%        92.5%        1.2%
Misc.                                       5.6%         92.7%        93.7%       -1.0%
                                          -----           ---          ---         ---
Total                                     100.0%         92.8%        93.4%       -0.6%
                                          =====           ===          ===         ===

                                                          Sept      3rd Qtr
Region                                   % Units          2004         2004    Variance
------                                   -------          ----         ----    --------
New Jersey, Long Island, Hudson Valley     17.3%         93.9%        94.5%       -0.6%
Baltimore                                  15.8%         92.3%        92.9%       -0.6%
Washington                                 15.1%         92.2%        92.8%       -0.6%
Philadelphia                               14.9%         91.3%        92.0%       -0.7%
Detroit                                    14.1%         89.1%        90.1%       -1.0%
Upstate, NY                                11.5%         93.7%        92.7%        1.0%
Chicago                                     5.7%         94.0%        93.7%        0.3%
Misc.                                       5.6%         92.7%        92.7%        0.0%
                                          -----           ---          ---         ---
Total                                     100.0%         92.3%        92.8%       -0.5%
                                          =====           ===          ===         ===

SAME STORE SEQUENTIAL RESULTS

Region                                   % Units      Revenues     Expenses         NOI
------                                   -------      --------     --------         ---
New Jersey, Long Island, Hudson Valley     17.3%          0.8%        -1.6%        2.3%
Baltimore                                  15.8%          0.7%         4.3%       -1.0%
Washington                                 15.1%         -0.7%         7.7%       -5.7%
Philadelphia                               14.9%          0.3%        -8.4%        7.0%
Detroit                                    14.1%         -1.7%        -0.3%       -2.9%
Upstate, NY                                11.5%          0.2%        -1.6%        2.0%
Chicago                                     5.7%          2.5%         1.7%        3.3%
Misc.                                       5.6%          0.1%        -3.3%        2.2%
                                          -----           ---          ---         ---
Total                                     100.0%          0.2%        -0.2%        0.4%
                                          =====           ===          ===         ===

Home Properties, Inc.
September 30, 2004 Supplemental Information

Resident Statistics

Top Six Reasons for Move outs   3RD QTR     2ND QTR      1ST QTR      4TH QTR      3RD QTR     2ND QTR       1ST QTR          YEAR
                                   2004        2004         2004         2003         2003        2003          2003          2003
                                   ----        ----         ----         ----         ----        ----          ----          ----
Home purchase                    20.40%      20.40%       17.50%       20.60%       20.10%      19.40%        18.10%        19.60%

Employment related               15.00%      14.70%       16.20%       15.00%       14.20%      15.20%        15.30%        14.90%

Location convenience/
    apartment size               12.70%      13.80%       11.00%       11.70%       13.70%      12.30%        11.00%        12.20%

Eviction/skip                    11.30%      11.20%       14.10%       13.40%       10.20%      11.40%        15.20%        12.60%

Rent level                        9.30%       9.30%        9.80%        8.00%        9.00%       9.40%        10.10%         9.10%

Domestic Situation                9.00%       9.50%        5.50%        5.70%        9.10%      10.10%         7.00%         8.00%

Traffic                                                                         Turnover
-----------------------------------------------------------------------------   --------------------------------------------------
                                             Signed                    Signed
                                Traffic      Leases      Traffic       Leases
                             3rd Qtr 04  3rd Qtr 04  Nine Mos 04  Nine Mos 04
                                     To          To           To           To
                             3rd Qtr 03  3rd Qtr 03  Nine Mos 03  Nine Mos 03   3rd Qtr 04  3rd Qtr 03   Nine Mos 04   Nine Mos 03
                             ----------  ----------  -----------  -----------   ----------  ----------   -----------   -----------

Region
Baltimore                            5%        -19%           7%          -5%          15%         14%           38%           36%
Washington                           3%         -4%           7%          -8%          15%         14%           37%           36%
New Jersey                           6%          3%           8%          -4%          11%         11%           30%           28%
Long Island                         -9%          0%           1%           0%          14%         14%           36%           35%
Hudson Valley                       -9%         19%           1%           6%          14%         14%           37%           38%
Philadelphia                        14%         10%           9%           7%          20%         17%           48%           42%
Detroit                             -3%        -21%           2%         -20%          16%         16%           40%           41%
Rochester                            7%         -3%          -6%         -22%          19%         20%           49%           50%
Buffalo                             -4%        -17%           9%          -9%          20%         18%           50%           44%
Syracuse                            31%         17%           6%          -6%          23%         23%           59%           56%
Chicago                             -5%        -24%          -3%          -8%          18%         18%           44%           45%
                                 -----       -----        -----        -----        -----       -----         -----         -----

Total Portfolio                      4%         -6%           5%          -6%          16%         16%           41%           39%

                                         3rd Qtr 04   3rd Qtr 03  Nine Mos 04   Nine Mos 03
                                         ----------   ----------  -----------   -----------

Bad Debts as % of Rents                       0.88%        0.76%        0.77%         0.68%

September 30, 2004 and 2003 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                      3RD QTR     3RD QTR                             NINE MOS   NINE MOS
                                         2004        2003     QUARTER           %         2004       2003   NINE MOS         %
                                       ACTUAL      ACTUAL    VARIANCE     VARIANCE      ACTUAL     ACTUAL   VARIANCE   VARIANCE
                                       ------      ------    --------     --------      ------     ------   --------   --------

ELECTRICITY                             2,345       2,279        (66)       -2.9%        6,257      5,799      (458)     -7.9%

GAS                                     1,945       1,829       (116)       -6.3%       13,538     13,509       (29)     -0.2%

WATER AND SEWER                         2,887       2,615       (272)      -10.4%        8,225      7,488      (737)     -9.8%

REPAIRS AND MAINTENANCE                 8,696       8,359       (337)       -4.0%       23,741     21,000    (2,741)    -13.1%

PERSONNEL EXPENSE                      10,934      10,292       (642)       -6.2%       32,596     30,219    (2,377)     -7.9%

SITE LEVEL INCENTIVE COMPENSATION         441         357        (84)      -23.5%        1,279        924      (355)    -38.4%

ADVERTISING                             1,604       1,910         306       16.0%        4,829      5,223        394      7.5%

LEGAL AND PROFESSIONAL                    370         330        (40)      -12.1%        1,171      1,109       (62)     -5.6%

OFFICE AND TELEPHONE                    1,222       1,405         183       13.0%        4,051      4,219        168      4.0%

PROPERTY INS.                           1,826       1,309       (517)      -39.5%        5,667      4,116    (1,551)    -37.7%

REAL ESTATE TAXES                      11,175      10,696       (479)       -4.5%       32,974     31,096    (1,878)     -6.0%

SNOW                                        2          20          18       90.0%        1,028      1,612        584     36.2%

TRASH                                     695         697           2        0.3%        2,009      2,156        147      6.8%

PROPERTY MANAGEMENT G AND A             2,881       3,064         183        6.0%        8,804      8,761       (43)     -0.5%
                                       ------      ------     ------         ---       -------    -------    ------       ---

TOTAL                                  47,023      45,162     (1,861)       -4.1%      146,169    137,231    (8,938)     -6.5%
                                       ======      ======     ======         ===       =======    =======    ======       ===

September 30, 2004 Supplemental Information

                                                  SUMMARY OF RECENT ACQUISITIONS

                                                                                                  (1)                   Wgtd. Avg.
                                                                         Purchase       # of      CAP      Purchase      Price Per
Community                                      Market         State          Date      Units     Rate    Price (mm)           Unit
---------                                      ------         -----          ----      -----     ----    ----------           ----
2004 ACQUISITIONS
Chatham Hill Apartments                        New Jersey        NJ     1/30/2004        308     6.2%         $45.7       $148,292
Northwood Apartments                           New Jersey        NJ     1/30/2004        134     6.2%         $14.4       $107,612
Fairmount Apartments                           New Jersey        NJ     1/30/2004         54     6.2%          $2.2        $41,519
Kensington Apartments                          New Jersey        NJ     1/30/2004         38     6.2%          $1.8        $48,211
The Apartments at Wellington Trace             NoVA/DC           MD      3/2/2004        240     7.4%         $29.5       $123,100
The Village at Marshfield                      Boston            MA     3/17/2004        276     7.6%         $27.0        $97,725
Woodleaf Apartments                            NoVA/DC           MD     3/19/2004        228     7.1%         $20.0        $87,895
The Hamptons/The Vinings at Hampton Village    Florida           FL      7/7/2004        836     6.2%         $70.4        $84,161
Regency Club                                   New Jersey        NJ     9/24/2004        372     6.7%         $36.4        $97,890
                                                                                       -----     ---         ------        -------
                                                                        TOTAL QTD      2,486     6.7%        $247.4        $99,557
                                                                                       =====     ===         ======        =======

                                                                                                  (1)                   Wgtd. Avg.
                                                                         Purchase       # of      CAP      Purchase      Price Per
Community                                      Market         State          Date      Units     Rate    Price (mm)           Unit
---------                                      ------         -----          ----      -----     ----    ----------           ----
2003 ACQUISITIONS
Stone Ends Apartments                          Boston            MA     2/12/2003        280     7.7%         $34.0       $121,429
Falkland Chase                                 NoVA/DC           MD     9/10/2003        450     7.1%         $58.9       $130,836
                                                                                       -----     ---         ------        -------
                                                                        TOTAL YTD        730     7.3%         $92.9       $127,228
                                                                                       =====     ===         ======        =======

TOTAL 2003 and 2004 Acquisitions                                                       3,216     6.8%        $340.3       $105,838
                                                                                       =====     ===         ======        =======

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

September 30, 2004 Supplemental Information

                                                   SUMMARY OF RECENT SALES

                                                                               (1)                 Wgtd. Avg.
                                                           Sale      # of      CAP         Sales    Price Per
Community                 Market           State           Date     Units     Rate    Price (mm)         Unit
---------                 ------           -----           ----     -----     ----    ----------         ----
2004 SALES
Northgate Manor           Rochester           NY      6/10/2004       224     9.0%          $9.3      $41,603
Maple Lane                South Bend          IN      7/30/2004       396     7.4%         $17.5      $44,192
                                                                    -----     ---          -----      -------
                                                      TOTAL YTD       620     8.0%         $26.8      $43,256
                                                                    =====     ===          =====      =======

                                                                               (1)                 Wgtd. Avg.
                                                           Sale      # of      CAP         Sales    Price Per
Community                 Market           State           Date     Units     Rate    Price (mm)         Unit
---------                 ------           -----           ----     -----     ----    ----------         ----
2003 SALES
Weston Gardens            North/Central       OH       1/8/2003       242     7.4%          $6.4      $26,595
Candlewood Apartments     South Bend          IN      1/22/2003       310     9.4%         $14.7      $47,332
Green Acres               Philadelphia        PA      7/25/2003       212    11.0%         $10.5      $49,528
Carriage House            Baltimore           MD      9/17/2003        50     8.3%          $1.9      $38,750
Bayberry Place            Detroit             MI      9/25/2003       120     6.9%          $7.0      $58,333
Candlewood Gardens        Syracuse            NY      12/5/2003       126     9.6%          $3.8      $30,159
Pines of Perinton         Rochester           NY     12/19/2003       508     7.4%         $15.0      $29,528
                                                                    -----     ---          -----      -------
                                                      TOTAL YTD     1,568     8.7%         $59.3      $37,849
                                                                    =====     ===          =====      =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

September 30, 2004 Supplemental Information

                                           BREAKDOWN OF OWNED UNITS BY MARKET

                                               Net                                      Net
                                          Acquired         As of    12/31/2003     Acquired        As of        Current
MARKET                         STATE       in 2003    12/31/2003    % of Units      in 2004    9/30/2004     % of Units
------                         -----       -------    ----------    ----------      -------    ---------     ----------
SUBURBAN NEW YORK CITY         NY/NJ             0         6,837        16.70%          906        7,743         18.09%
SUBURBAN WASHINGTON            DC              450         6,447        15.75%          468        6,915         16.16%
BALTIMORE                      MD              -50         6,235        15.23%            0        6,235         14.57%
PHILADELPHIA                   PA             -212         5,913        14.44%            0        5,913         13.81%
DETROIT                        MI             -120         5,574        13.62%            0        5,574         13.02%
UPSTATE NEW YORK               NY             -634         4,791        11.70%         -224        4,567         10.67%
CHICAGO                        IL                0         2,242         5.48%            0        2,242          5.24%
BOSTON                         MA              280           976         2.38%          276        1,252          2.93%
FLORIDA                        FL                0             0         0.00%          836          836          1.95%
PORTLAND                       ME                0           595         1.45%            0          595          1.39%
HAMDEN                         CT                0           498         1.22%            0          498          1.16%
DOVER                          DE                0           432         1.06%            0          432          1.01%
SOUTH BEND                     IN             -310           396         0.97%         -396            0          0.00%
NORTH/CENTRAL                  OH             -242             0         0.00%            0            0          0.00%
                                               ---        ------        -----         -----       ------         -----

TOTAL                                         -838        40,936        100.0%        1,866       42,802         100.0%

Total Upstate NY                              -634         4,791        11.70%         -224        4,567         10.67%
Total Mid-Atlantic                             188        21,547        52.64%        1,374       22,921         53.55%

Home Properties, Inc.
September 30, 2004 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                                             MATURITY    YEARS TO
PROPERTY                                               LENDER                        RATE        BALANCE         DATE    MATURITY
--------                                               ------                        ----        -------         ----    --------
NEWCASTLE                                              Presidential Funding         6.450      6,000,000     10/01/04        0.00
REGENCY CLUB - 2nd                                     Capri Capital - Fannie       3.190      1,481,433     06/01/05        0.67
BAYVIEW/COLONIAL                                       Midland Loan                 8.350      5,478,930     11/01/05        1.09
CAMBRIDGE VILLAGE - 2nd (*)                            North Fork Bank              5.210        576,764     11/01/05        1.09
IDLYWOOD                                               Morgan Guaranty              8.625      8,659,073     11/01/05        1.09
CARRIAGE HILL - MI                                     Prudential-Fannie Mae        7.360      3,407,409     01/01/06        1.25
CARRIAGE PARK                                          Prudential-Fannie Mae        7.480      4,916,752     01/01/06        1.25
MID-ISLAND                                             North Fork Bank              7.500      6,675,000     05/01/06        1.58
DEVONSHIRE - 1st (*)                                   AMI Capital                  7.100     18,891,449     06/01/06        1.67
COUNTRY VILLAGE                                        PW Funding                   8.385      6,217,563     08/01/06        1.84
HAMPTON COURT                                          ORIX RE Capital              8.875      3,318,659     09/01/06        1.92
RAINTREE                                               Capitalized Lease            8.500      5,662,447     11/01/06        2.09
MILL TOWNE VILLAGE                                     Prudential-Fannie Mae        6.325      8,530,000     01/01/07        2.25
WOODGATE PLACE                                         ARCS Mortgage                7.865      3,196,575     01/01/07        2.25
BRITTANY PLACE                                         CapMark Svcs.                4.780     19,253,670     06/11/07        2.70
SEMINARY TOWERS - 1st                                  Wachovia                     8.220      2,025,092     06/25/07        2.73
SEMINARY TOWERS - 2nd                                  Wachovia                     8.400      1,309,156     06/25/07        2.73
SEMINARY TOWERS - 3rd                                  Wachovia                     5.350     16,308,325     06/25/07        2.73
SEMINARY TOWERS - 4th                                  Wachovia                     5.390     10,000,000     06/25/07        2.73
SOUTHERN MEADOWS (*)                                   CapMark Svcs.                7.250     19,575,537     07/11/07        2.78
COURTYARDS VILLAGE (*)                                 Berkshire Mtg-Freddie        6.670      5,014,181     08/01/07        2.84
LIBERTY COMMONS LAND                                   V&E Enterprises, Inc.        7.000        540,000     09/25/07        2.99
GARDENCREST (*)                                        Legg Mason(Sun Life)         6.000      3,775,759     11/01/07        3.09
ROYAL GARDENS APTS. - 1st                              M&T Bank - Freddie           4.900     31,586,325     11/01/07        3.09
ROYAL GARDENS APTS. - 2nd                              M&T Bank - Freddie           4.550      1,484,131     11/01/07        3.09
FENLAND FIELD                                          Prudential-Fannie Mae        5.050     12,344,426     12/01/07        3.17
HP@NEWARK (CHSTNT CRSG)                                Prudential-Fannie Mae        4.840     16,928,682     12/01/07        3.17
STRATFORD GREENS - 1st (*)                             North Fork Bank              5.690     13,721,414     12/01/07        3.17
STRATFORD GREENS - 2nd (*)                             North Fork Bank              5.690      2,076,089     12/01/07        3.17
VILLAGE SQUARE 1, 2 & 3                                Prudential-Fannie Mae        5.050     21,518,745     12/01/07        3.17
CYPRESS PLACE                                          Reilly Mortgage              7.130      6,245,669     01/01/08        3.25
PAVILION - 2nd                                         Capri Capital                7.450      3,690,556     01/01/08        3.25
PAVILION -3rd                                          Capri Capital                5.030     17,949,577     01/01/08        3.25
THE LANDINGS - 2nd                                     Capri Capital                6.740      3,673,794     01/01/08        3.25
THE LANDINGS -1st                                      Capri Capital                6.930      9,318,193     01/01/08        3.25
VIRGINIA VILLAGE                                       First Union NB - Svcr        6.910      9,155,204     01/01/08        3.25
CAMBRIDGE VILLAGE - 1st (*)                            North Fork Bank              5.960      2,692,783     03/01/08        3.42
YORKSHIRE VILLAGE (*)                                  North Fork Bank              5.810      1,545,670     03/01/08        3.42
DETROIT PORTFOLIO                                      Morgan Guaranty              7.510     44,021,122     06/01/08        3.67
WELLINGTON WOODS/LAKES                                 ORIX RE Capital              6.980      7,633,122     06/01/08        3.67
CHATHAM HILL - 1st                                     Bank of New York             3.900     20,950,420     07/01/08        3.75
NORTHWOOD - 1st                                        Bank of New York             3.850      5,792,034     07/01/08        3.75
RACQUET CLUB SOUTH                                     Legg Mason RE                6.980      2,889,615     07/01/08        3.75
WESTWOOD VILLAGE - 1st (*)                             M&T Bank                     5.940     16,170,199     10/31/08        4.09
STONE ENDS                                             Prudential-Fannie Mae        4.530     23,740,467     11/01/08        4.09
WESTWOOD VILLAGE - 2nd (*)                             M&T Bank                     5.940        950,464     11/01/08        4.09
GOLF CLUB (HP @)                                       ARCS Mortgage                6.585     16,013,913     12/01/08        4.17
DEVONSHIRE - 2nd                                       AMI Capital                  6.720      4,828,543     01/01/09        4.26
HERITAGE SQUARE                                        PW Funding                   5.150      6,504,729     07/01/09        4.75
BLACKHAWK                                              M&T Bank-Freddie Mac         5.060     13,791,348     12/01/09        5.17
WILLIAM HENRY                                          Legg Mason RE                5.310     23,402,314     12/01/09        5.17
CHERRY HILL                                            Prudential                   5.360      5,224,523     01/01/10        5.26
ELMWOOD TERRACE                                        John Hancock                 5.300     21,844,557     01/01/10        5.26
GLEN MANOR                                             Prudential-Fannie Mae        5.065      6,023,328     01/01/10        5.26
HILL BROOK APTS                                        M&T Bank - Freddie           5.210     11,613,317     01/01/10        5.26
RIDLEY BROOK                                           Prudential-Fannie Mae        4.865     10,053,763     01/01/10        5.26
SHERRY LAKE                                            GMAC                         5.180     20,198,643     01/01/10        5.26
MULTI-PROPERTY                                         M&T Bank - Freddie           7.575     45,400,000     05/01/10        5.59
CIDER MILL - 1st                                       Berkshire Mtg-Freddie        7.700     46,255,105     10/01/10        6.01
CIDER MILL - 2nd                                       Berkshire Mtg-Freddie        5.180     18,721,614     10/01/10        6.01
HP@DEVON (SGRTWN MEWS)                                 Prudential-Fannie Mae        7.500     28,892,000     10/01/10        6.01
TREXLER PARK (HP @)                                    Prudential-Fannie Mae        7.500     10,140,000     10/01/10        6.01
MULTI-PROPERTY                                         Prudential-Fannie Mae        7.250     32,978,000     01/01/11        6.26
MULTI-PROPERTY                                         Prudential-Fannie Mae        6.360      8,141,000     01/01/11        6.26
MULTI-PROPERTY                                         Prudential-Fannie Mae        6.160     58,881,000     01/01/11        6.26
ORLEANS VILLAGE                                        Prudential-Fannie Mae        6.815     43,745,000     01/01/11        6.26
RACQUET CLUB                                           Prudential-Fannie Mae        6.875     22,009,869     04/01/11        6.50
MEADOWS APARTMENTS                                     Prudential-Fannie Mae        6.875      3,392,296     05/01/11        6.59
TIMBERCROFT TH's 1 - 1st                               GMAC                         8.500        661,406     05/01/11        6.59
LAKE GROVE                                             Prudential-Fannie Mae        6.540     26,780,155     12/01/11        7.17
MULTI_PROPERTY NOTES PAY                               Seller Financing             4.000        665,329     02/01/12        7.34
TIMBERCROFT TH's 3 - 1st                               GMAC                         8.000        924,217     02/01/12        7.34
APPLE HILL                                             M&T Bank-Freddie Mac         6.650     25,361,997     03/01/12        7.42
APPLE HILL - 2nd                                       M&T Bank-Freddie Mac         5.470      4,251,614     03/01/12        7.42
EMERSON SQUARE                                         M&T Bank-Freddie Mac         6.850      2,236,657     03/01/12        7.42
FAIRVIEW                                               M&T Bank-Freddie Mac         6.850      7,526,838     03/01/12        7.42
PARADISE LANE                                          M&T Bank-Freddie Mac         6.830      8,780,394     03/01/12        7.42
PERINTON MANOR                                         M&T Bank-Freddie Mac         6.850      9,311,010     03/01/12        7.42
CASTLE CLUB (HP @)                                     Legg Mason RE                9.550      6,823,717     05/01/12        7.59
GATEWAY VILLAGE                                        Prudential-Fannie Mae        6.885      7,097,855     05/01/12        7.59
THE COLONIES                                           Prudential-Fannie Mae        7.110     21,358,489     06/01/12        7.67
CARRIAGE HILL - NY                                     M&T Bank-Freddie Mac         6.850      5,858,454     07/01/12        7.76
CORNWALL PARK                                          M&T Bank-Freddie Mac         6.830      5,662,663     07/01/12        7.76
HARBORSIDE MANOR - 1st                                 M&T Bank-Freddie Mac         6.850      7,371,888     07/01/12        7.76
HARBORSIDE MANOR - 2nd                                 M&T Bank-Freddie Mac         5.680      1,209,501     07/01/12        7.76
LAKESHORE VILLAS                                       M&T Bank-Freddie Mac         6.850      5,062,681     07/01/12        7.76
PATRICIA APTS                                          M&T Bank-Freddie Mac         6.830      5,369,767     07/01/12        7.76
PEARL STREET                                           M&T Bank-Freddie Mac         6.830      1,108,125     07/01/12        7.76
SUNSET GARDENS - 1st                                   M&T Bank-Freddie Mac         6.830      5,955,560     07/01/12        7.76
SUNSET GARDENS - 2nd                                   M&T Bank-Freddie Mac         5.520      2,874,291     07/01/12        7.76
WESTMINISTER PLACE                                     M&T Bank-Freddie Mac         6.850      6,639,582     07/01/12        7.76
WOODHOLME MANOR                                        Prudential-Fannie Mae        7.160      3,811,936     07/01/12        7.76
REGENCY CLUB - 1st                                     Capri Capital - Fannie       4.840     19,305,050     10/01/12        8.01
CANTERBURY APARTMENTS                                  M&T Bank-Fannie Mae          5.020     30,191,188     05/01/13        8.59
MORNINGSIDE                                            Morgan Guaranty              6.990     18,173,640     05/01/13        8.59
MULTI-PROPERTY                                         Prudential - Fannie Mae      6.475    100,000,000     08/31/13        8.92
1600 ELMWOOD AVE                                       Legg Mason-Freddie           5.630     11,065,285     10/01/13        9.01
DEERFIELD WOODS                                        GE Financial                 7.000      3,144,073     01/01/14        9.26
FALKLAND CHASE                                         Capri Capital                5.480     15,498,036     04/01/14        9.51
CURREN TERRACE                                         M&T Bank-Freddie Mac         5.360     15,052,296     10/01/14       10.01
SPRINGWELLS                                            AMEX/IDS                     8.000     10,295,196     07/01/15       10.76
PAVILION - 1st                                         Capri Capital                8.000      7,757,450     11/01/18       14.10
BONNIE RIDGE - 1st                                     Prudential                   6.600     16,629,667     12/15/18       14.22
BONNIE RIDGE - 2nd                                     Prudential                   6.160     19,678,881     12/15/18       14.22
TIMBERCROFT TH's 1 - 2nd                               Allfirst Mtg                 8.375      2,079,305     06/01/19       14.68
TIMBERCROFT TH's 3 - 2nd                               Allfirst Mtg                 8.375      3,054,074     06/01/19       14.68
VILLAGE GREEN, FW                                      ARCS Mortgage                8.230      3,844,801     10/01/19       15.01
RAINTREE                                               Leasehold Mortgage           8.500      1,037,023     04/30/20       15.59
MACOMB MANOR                                           EF&A Funding                 8.630      3,705,687     06/01/21       16.68
SHAKESPEARE PARK                                       Reilly Mortgage              7.500      2,411,222     01/01/24       19.27
HOLIDAY SQUARE (*)                                     Red Capital (Servicer)       6.700      3,605,155     03/01/24       19.43
WOODLEAF                                               HOC of Montgom Cty           5.080      8,136,300     02/01/27       22.35
BARI MANOR (*)                                         Wachovia (Servicer)          4.440      3,013,468     10/11/28       24.05
HUDSON VIEW ESTATES (*)                                Wachovia (Servicer)          4.500      2,334,915     10/11/28       24.05
SHERWOOD TOWNHOUSES (*)                                Wachovia (Servicer)          4.290        731,811     10/11/28       24.05
SPARTA GREEN (*)                                       Wachovia (Servicer)          4.440      1,905,223     10/11/28       24.05
OWINGS RUN 1                                           Reilly Mortgage              8.000     17,173,454     10/01/35       31.02
OWINGS RUN 2                                           Prudential Huntoon           8.000     14,333,042     06/01/36       31.69
THE VILLAGE AT MARSHFIELD                              Capstone Realty (HUD)        5.950     24,504,753     01/01/42       37.28

     WTD AVG - FIXED SECURED                                                         6.36  1,426,312,458                     7.44
                                                                                           -------------
     % OF PORTFOLIO - FIXED                                                                        87.8%

VARIABLE SECURED
    CHATHAM HILL 2nd - L + 150                         Bank of New York             3.150      6,550,781     07/01/08        3.75
    NORTHWOOD 2nd - L + 150                            Bank of New York             3.150      2,713,666     07/01/08        3.75
    HAWTHORNE COURT - 90L + 65                         PW Funding - Fannie          2.415     38,360,864     07/01/14        9.76
    THE HAMPTONS 90L + 65                              Prudential-Fannie Mae        2.396     55,818,925     08/01/14        9.84
    FALKLAND CHASE - BMA Index                         Capri Capital                2.704     24,695,000     10/01/30       26.02
                                                                                           -------------
     WTD AVG - VARIABLE SECURED                                                      2.52    128,139,236                    12.49

     WTD AVG - TOTAL SECURED DEBT                                                    6.05  1,554,451,694                     7.77

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                                         M and T Bank et. al.          2.88     70,500,000     09/01/05        0.92
                                                                                           -------------
                  Adjusts Daily LIBOR + 105

-------------------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                                        5.909  1,624,951,694                     7.47
-------------------------------------------------------------------------------            -------------

------------------------------------------------------------------------------- ----------                             -----------
WTG AVG - TOTAL SECURED DEBT                                                         6.05                                    7.77
------------------------------------------------------------------------------- ----------                             -----------
WTD AVG - TOTAL PORTFOLIO                                                            5.91                                    7.47
------------------------------------------------------------------------------- ----------                             -----------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

AFFORDABLE GENERAL LEDGER PARTNER MINORITY
 INTEREST PROPERTIES
HELD FOR SALE INCLUDED IN DISCONTINUED OPERATIONS:                                            77,778,117      Various
                                                                                           -------------

                                                                                           -------------
TOTAL MORTGAGE DEBT                                                                        1,702,729,811
                                                                                           =============

                                                                                                      FIXED RATE
                       FREE AND CLEAR PROPERTIES                                                  MATURING DEBT SCHEDULE
                                                                                 --------------------------------------------------
--------------------------------------------------------------------------                         MATURING    WTD AVG   Percent of
1600 East Avenue                   164   Mansion House (Bryn Mawr)      16       YEAR                  DEBT       RATE        Total
Arbor Crossing                     134   Maple Tree                     84       ----                  ----       ----        -----
Beechwood Gardens                  160   Rider Terrace                  24       2004             6,000,000       6.45        0.42%
Brook Hill                         192   Sherwood House                  6       2005            16,196,201       7.91        1.14%
Cedar Glen                         110   South Bay Manor                61       2006            49,089,278       7.65        3.44%
Coventry Village                    94   Terry Apartments               65       2007           189,188,108       5.53       13.26%
East Hill Gardens                   33   The Colony                    783       2008           192,432,802       6.04       13.49%
Fairmount                           54   The Lakes                     434       2009            48,526,935       5.36        3.40%
Gardencrest                         60   The Sycamores                 185       2010           257,344,850       6.67       18.04%
Glen Brook                         177   Wellington Trace              240       2011           163,610,726       6.53       11.47%
Muncy - Holiday Square              23   West Springfield Terrace      244       2012           164,567,616       6.66       11.54%
Kensington                          38   Woodmont Village               96       2013           159,430,113       6.20       11.18%
                                                                                 2014            33,694,404       5.57        2.36%
Total Free and Clear Properties:    24   Units:                      3,477       2015-2042      146,231,425       6.76       10.26%
--------------------------------------------------------------------------                    -------------                 ------
                                                                                 TOTAL        1,426,312,458       6.23      100.00%
                                                                                 --------------------------------------------------

Home Properties, Inc.
NAV calculation as of September 30, 2004

Net Asset Value Calculation
---------------------------
Based on properties wholly owned - before FIN 46 adjustment

Cap Rate (after 3% G&A, before capital expenditures)                 7.00%        7.25%        7.50%        7.75%        8.00%
------------------------------------------------------                 -----        -----        -----        -----        -----

3rd QTR 2004
Rent                                                                 113,237      113,237      113,237      113,237      113,237
Property other income                                                  4,750        4,750        4,750        4,750        4,750
Operating and maintenance expense                                    (50,372)     (50,372)     (50,372)     (50,372)     (50,372)
                                                                  ----------   ----------   ----------   ----------   ----------
Property NOI                                                          67,615       67,615       67,615       67,615       67,615
Adjustment for 3rd QTR acquisitions                                      635          635          635          635          635
                                                                  ----------   ----------   ----------   ----------   ----------
Effective 3rd QTR "run rate"                                          68,250       68,250       68,250       68,250       68,250

Annualized (3rd qtr = 25.0% due to seasonality)                      272,999      272,999      272,999      272,999      272,999
NOI growth for next 12 months @ 4%                                    10,920       10,920       10,920       10,920       10,920
                                                                  ----------   ----------   ----------   ----------   ----------
Adjusted NOI                                                         283,919      283,919      283,919      283,919      283,919
                                                                           -
Real estate value using above cap rate                             4,055,980    3,916,119    3,785,581    3,663,466    3,548,983
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                                   7,823        7,823        7,823        7,823        7,823
Other assets                                                          78,600       78,600       78,600       78,600       78,600
Less:
  Deferred charges                                                    (9,647)      (9,647)      (9,647)      (9,647)      (9,647)
  Intangible                                                            (882)        (882)        (882)        (882)        (882)
                                                                  ----------   ----------   ----------   ----------   ----------
Gross value                                                        4,131,874    3,992,013    3,861,475    3,739,360    3,624,877
Less liabilities and perpetual preferred stock                    (1,760,263)  (1,760,263)  (1,760,263)  (1,760,263)  (1,760,263)
                                                                  ----------   ----------   ----------   ----------   ----------
Net Asset Value                                                    2,371,611   $2,231,750   $2,101,212   $1,979,097   $1,864,614
                                                                  ==========   ==========   ==========   ==========   ==========

Per share/unit - fully diluted                                    $    47.51   $    44.71   $    42.10   $    39.65   $    37.36
                                                                  ==========   ==========   ==========   ==========   ==========
     49914.4 shares

-------------------------------------------------------------- ------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                      6.45%        6.68%        6.91%        7.14%        7.37%
-------------------------------------------------------------- ------------------------------------------------------------------

Adjustment for Acquisitions
---------------------------
                                                                                  Initial                 # of days
                                                                              Unleveraged    Quarterly      Missing
Property                         Units       Region       Price          Date      Return          NOI   In Quarter          Adj
--------                         -----       ------       -----          ----      ------          ---   ----------          ---
The Hamptons                       836           FL     $70,359      7/7/2004        6.2%        1,091            6          71
Regency Club                       372      Sub NYC     $36,415     9/24/2004        6.7%          610           85         564
                                                                                                                            ----
                                                                                                                            $635

-------------------------------------------------------------- ------------------------------------------------------------------
Reconciliation to financial statements:                                             Other        O&M
                                                                        Rent       Income      Expense
                                                                        ----       ------      -------
Per financial statement                                              113,237        4,750     (50,372)
Less results from propeties not wholly owned but
   consolidated due to FIN 46R                                             -            -            -
Add back properties classified as discontinued operations
  still owned at September 30, 2004:                                       -            -            -
                                                                  ----------   ----------   ----------

Proper run rate before acquisitions                                  113,237        4,750     (50,372)
                                                                 ===========   ==========   ==========

Operating expenses now include a charge for G&A, so NAV calculation does not need additional allocation.

                   September 30, 2004 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non- recurring  upgrades include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                        Maintenance
                                                                        Capitalized         Expense            Total
                                            Capitalized                 Expenditure        Cost per         Cost per
                                               Cost per      Useful        Per Unit            Unit             Unit
Category                                           Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
--------                                           ----     -------     -----------     -----------         --------
Appliances                                       $1,000          18             $55             $ 5             $ 60
Blinds/Shades                                       130           6              22               6               28
Carpets/Cleaning                                    840           6             140              97              237
Computers, equipment, misc.(4)                      120           5              22              29               51
Contract repairs                                      -           -               -             102              102
Exterior painting(5)                                 84           5              17               1               18
Flooring                                            250           8              31               -               31
Furnace/Air (HVAC)                                  765          24              32              43               75
Hot water heater                                    130           7              19               -               19
Interior painting                                     -           -               -             138              138
Kitchen/Bath cabinets                             1,100          25              44               -               44
Landscaping                                           -           -               -             106              106
New roof                                            800          23              35               -               35
Parking lot                                         400          15              27               -               27
Pool/Exercise facility                              100          15               7              23               30
Windows                                             980          36              27               -               27
Miscellaneous(6)                                    705          15              47              40               87
                                                 ------                        ----            ----           ------
Total                                            $7,404                        $525            $590           $1,115
                                                 ======                        ====            ====           ======

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same store expense detail  schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   September 30, 2004 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the three and  nine-month  periods  ended
September 30, 2004,  approximately $131 and $393 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

                                                For the three-month period ended September 30, 2004
                                                       (in thousands, except per unit data)

                                                                          Non-                             Total
                               Recurring                             Recurring                           Capital
                                  Cap Ex        Per Unit(a)             Cap Ex        Per Unit(a)   Improvements   Per Unit(a)
                                  ------        -----------             ------        -----------   ------------   -----------
New Buildings                       $  -                $ -              $ 951              $  22          $ 951         $  22
Major building improvements          965                 23              4,549                107          5,514           130
Roof replacements                    369                  9                716                 17          1,085            26
Site improvements                    353                  8              2,621                 62          2,974            70
Apartment upgrades                   696                 16              7,327                173          8,023           189
Appliances                           578                 14                648                 15          1,226            29
Carpeting/Flooring                 1,815                 43              1,533                 36          3,348            79
HVAC/Mechanicals                     535                 12              3,767                 89          4,302           101
Miscellaneous                        238                  6                450                 11            688            17
                                  ------               ----            -------               ----        -------          ----
Totals                            $5,549               $131            $22,562               $532        $28,111          $663
                                  ======               ====            =======               ====        =======          ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,586  core  units,  2003  acquisition  units  of 730 and  2004 acquisition  units of 2,089 for the three-month  period ended September 30,
     2004.

                                                 For the nine-month period ended September 30, 2004
                                                        (in thousands, except per unit data)

                                                                           Non-                             Total
                               Recurring                              Recurring                           Capital
                                  Cap Ex        Per Unit(a)              Cap Ex        Per Unit(a)   Improvements   Per Unit(a)
                                  ------        -----------              ------        -----------   ------------   -----------
New Buildings                       $  -                $ -             $ 2,169               $ 52         $2,169        $   52
Major building improvements        2,841                 68              11,470                276         14,311           344
Roof replacements                  1,086                 26               1,516                 36          2,602            62
Site improvements                  1,040                 25               5,954                143          6,994           168
Apartment upgrades                 2,049                 49              19,048                458         21,097           507
Appliances                         1,703                 41               1,474                 35          3,177            76
Carpeting/Flooring                 5,344                128               2,641                 63          7,985           191
HVAC/Mechanicals                   1,574                 38               8,927                215         10,501           253
Miscellaneous                        698                 18               1,871                 45          2,569            63
                                 -------               ----             -------             ------        -------        ------
Totals                           $16,335               $393             $55,070             $1,323        $71,405        $1,716
                                 =======               ====             =======             ======        =======        ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,586  core  units,  2003  acquisition  units  of 730 and  2004 acquisition  units of 1,295 for the nine-month  period ended  September 30,
     2004.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                                              For the three-month period ended September 30, 2004
                                                     (in thousands, except per unit data)

                                                                             Non-                          Total
                                       Recurring                        Recurring                        Capital
                                          Cap Ex       Per Unit            Cap Ex       Per Unit    Improvements    Per Unit
                                          ------       --------            ------       --------    ------------    --------
Core Communities                          $5,180           $131           $21,702           $548         $26,882        $679
2004 Acquisition Communities                 273            131               718            344             991         475
2003 Acquisition Communities                  96            131               142            194             238         325
Sub-total                                  5,549            131            22,562            532          28,111         663
2004 Disposed Communities                      8            131                 -              -               8         131
Corporate office expenditures(1)               -              -                 -              -           1,091           -
                                          ------           ----           -------           ----         -------        ----
                                          $5,557           $131           $22,562           $532         $29,210        $661
                                          ======           ====           =======           ====         =======        ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                                            For the nine-month period ended September 30, 2004
                                                   (in thousands, except per unit data)

                                                                      Non-                        Total
                                     Recurring                   Recurring                      Capital
                                        Cap Ex       Per Unit       Cap Ex     Per Unit    Improvements    Per Unit
                                        ------       --------       ------     --------    ------------    --------
Core Communities                       $15,540           $393      $53,425       $1,350         $68,965      $1,743
2004 Acquisition Communities               508            393        1,351        1,044           1,859       1,437
2003 Acquisition Communities               287            393          294          401             581         794
Sub-total                               16,335            393       55,070        1,323          71,405       1,716
2004 Disposed Communities                  171            393          404          925             576       1,317
Corporate office expenditures(1)             -              -            -            -           2,158           -
                                       -------           ----      -------       ------         -------      ------
                                       $16,506           $393      $55,474       $1,319         $74,139      $1,712
                                       =======           ====      =======       ======         =======      ======

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                                  Adjusted Net Operating Income - Core Properties

                                       Third       Third                 Year to     Year to
                                     Quarter     Quarter                    Date        Date
                                     9/30/04     9/30/03     Change      9/30/04     9/30/03   Change
                                     -------     -------     ------      -------     -------   ------

Net Operating Income                 $62,274     $61,115       1.9%     $179,530    $175,609     2.2%

Less: Non-recurring Cap Ex @ 9%      (1,953)          -         -       (4,808)          -       -
                                     -------     -------      ----       --------   --------    ----

Adjusted Net Operating Income        $60,321     $61,115     (1.3%)     $174,722    $175,609   (0.5%)
                                     =======     =======     ====       ========    ========    ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 9% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
September 30, 2004 Supplemental Information

2004 Earnings Guidance                                        Actual        Actual         Actual
----------------------                                        ------        ------         ------

                                                               First        Second          Third         Fourth
                                                             Quarter       Quarter        Quarter        Quarter               Year
                                                             -------       -------        -------        -------               ----
FFO per share as reported  - 2004 guidance                    $0.615        $0.719         $0.563    $.71 - $.74    $2.607 - $2.637
     Midpoint of guidance                                                                                 $0.725             $2.622

Operating FFO per share - 2004 guidance (1)                   $0.615        $0.741         $0.762    $.71 - $.74    $2.828 - $2.858
     Midpoint of guidance                                                                                 $0.725             $2.843

FFO per share - 2003 actual                                   $0.598        $0.746         $0.779         $0.643             $2.774
Improvement projected comparing 2004 Operating FFO
     to 2003 actual FFO                                         2.8%         -0.7%          -2.2%          12.8%               2.5%

(1) Operating FFO excludes real estate impairment
     charges, consistent with 2003 NAREIT definition

Assumptions for mid-point of guidance:
--------------------------------------
Same store rental growth (after concessions
     and bad debts)                                                                                         2.7%               3.5%

Same store expense growth                                                                                   4.3%               6.2%

Same store NOI growth                                                                                       2.0%               2.1%

Same store 2004 economic occupancy                             93.5%         93.7%          92.8%          92.5%              93.1%
Same store 2003 economic occupancy                             91.1%         92.6%          93.4%          93.3%              92.6%
Difference in occupancy                                         2.4%          1.1%          -0.6%          -0.8%               0.5%

Acquisition pace                                        $141 million    $0 million   $107 million    $20 million       $268 million

Disposition pace                                          $0 million    $9 million    $18 million    $67 million        $94 million

-----------------------------------------------------------------------------------------------------------------------------------

Reconciliation of third quarter midpoint of guidance to actual results:
-----------------------------------------------------------------------

Third quarter guidance                                                                 $    0.785

     Property revenue                                                                  $   (0.010)
     Property utility costs                                                            $   (0.009)
     Excess Sarbanes-Oxley 404 costs in G&A                                          $   (0.004)
                                                                                       ----------

Third quarter Operating FFO as reported                                                $    0.762
              -------------                                                            ==========

-----------------------------------------------------------------------------------------------------------------------------------

Reconciliation of current fourth quarter midpoint of guidance to previous guidance:
-----------------------------------------------------------------------------------

Fourth quarter midpoint of FFO guidance as of
August 4, 2004                                                                                         $  0.745

     Property revenue                                                                                  $ (0.005)
     Property utility costs                                                                            $ (0.005)
     Excess Sarbanes-Oxley 404 costs in G&A                                                          $ (0.007)
     Increase in disposition activity from $39 million to
         $67 million                                                                                   $ (0.003)
                                                                                                       --------

Fourth quarter midpoint of FFO guidance as of
         November 4, 2004                                                                              $  0.725
                                                                                                       ========

-----------------------------------------------------------------------------------------------------------------------------------

2005 Earnings Guidance
----------------------

FFO per share                                                                                                         $2.83 - $2.97

Acquisition pace                                                                                                       $250 million

Disposition pace                                                                                                        $50 million

-----------------------------------------------------------------------------------------------------------------------------------

Home Properties, Inc.
September 30, 2004 Supplemental Information

Consolidation Summary of the Balance Sheet as of September 30, 2004
(in thousands, except share and per share data)

                                                                                    September 30,       Effect of   September 30,
                                                                                             2004          FIN 46            2004
                                                                                  (before FIN 46)   Consolidation   (as reported)
                                                                                  ---------------   -------------   -------------
ASSETS
Real estate:
  Land                                                                                  $407,357                       $ 407,357
  Buildings, improvements and equipment                                                2,656,669                       2,656,669
  Real estate held for sale or disposal, net                                                   -          79,607          79,607
                                                                                      ----------        --------      ----------
                                                                                       3,064,026          79,607       3,143,633
  Less:  accumulated depreciation                                                     (390,757)              -       (390,757)
                                                                                      ----------        --------      ----------
         Real estate, net                                                              2,673,269          79,607       2,752,876

Cash and cash equivalents                                                                  7,823             444           8,267
Cash in escrows                                                                           39,917           4,548          44,465
Accounts receivable                                                                        5,125             775           5,900
Prepaid expenses                                                                          20,322        (194)         20,128
Investment in and advances to affiliates                                                     663        (636)             27
Deferred charges                                                                           9,647           3,886          13,533
Other assets                                                                               2,926              18           2,944
                                                                                      ----------        --------      ----------
         Total assets                                                                 $2,759,692         $88,448      $2,848,140
                                                                                      ==========        ========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                                                $1,554,452         $77,778      $1,632,230
Line of credit                                                                            70,500               -          70,500
Accounts payable                                                                          22,638           1,480          24,118
Accrued interest payable                                                                   7,532           1,337           8,869
Accrued expenses and other liabilities                                                    22,020             609          22,629
Security deposits                                                                         23,121             562          23,683
                                                                                      ----------        --------      ----------
         Total liabilities                                                             1,700,263          81,766       1,782,029
                                                                                      ----------        --------      ----------

Commitments and contingencies
Minority interest                                                                        309,291           7,003         316,294
                                                                                      ----------        --------      ----------
Stockholders' equity:
   Cumulative redeemable preferred stock, $.01 par value; 2,400,000 shares issued
     and outstanding at September 30, 2004                                                60,000               -          60,000
   Convertible cumulative preferred stock, $.01 par value; 10,000,000 shares
     authorized; 250,000 shares issued and outstanding at September 30, 2004              25,000               -          25,000
   Common stock, $.01 par value; 80,000,000 shares authorized; 33,485,955 shares
     issued and outstanding at September 30, 2004                                            335               -             335
   Excess stock, $.01 par value; 10,000,000 shares authorized; no shares issued or
     outstanding                                                                               -               -               -
   Additional paid-in capital                                                            838,532               -         838,532
   Accumulated other comprehensive income (loss)                                      (544)               -     (544)
   Distributions in excess of accumulated earnings                                    (173,107)       (321)     (173,428)
   Officer and director notes for stock purchases                                     (78)              -      (78)
                                                                                      ----------        --------      ----------
         Total stockholders' equity                                                      750,138        (321)        749,817
                                                                                      ----------        --------      ----------
         Total liabilities and stockholders' equity                                   $2,759,692        $ 88,448      $2,848,140
                                                                                      ==========        ========      ==========